OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2010
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                      Pioneer Fundamental Growth Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2007 through March 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                     PIONEER
                                     -------
                                   FUNDAMENTAL
                                     GROWTH
                                      FUND
                                      PIGFX
                                  Ticker Symbol

                                     Annual
                                     Report

                                     3/31/08

                               [LOGO] PIONEER
                                      Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         21

Notes to Financial Statements                                                28

Report of Independent Registered Public Accounting Firm                      35

Approval of Investment Advisory Agreement                                    36

Trustees, Officers and Service Providers                                     40

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Problems in the financial system tied to poor practices in the mortgage financing industry and the end of home price appreciation have forced investors and bankers to mark down the value of assets on their balance sheets. A late-summer credit crunch forced central banks in the U.S. and Europe to assume the role of "lender of last resort" to keep credit markets functioning as a number of hedge funds faced margin calls and, in March, broker Bear Stearns failed. As the repercussions of the credit crunch and falling home prices were felt in the real economy, unemployment rose and consumer confidence fell. Inflation concerns have moved temporarily to the back burner for the U.S. Federal Reserve, which lowered interest rates, first gradually, then more rapidly, as concern grew that falling home prices and disruptions in financial markets posed a significant threat to economic growth.

Markets have reacted poorly to these developments, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out much of the positive returns markets had delivered in the preceding year. For the 12 months ending March 31, 2008, the Dow Jones Industrial Average rose 2%, the Standard & Poor's 500 Index declined 5%, the NASDAQ Composite Index fell 6%, and the MSCI EAFE Developed Market Index of international stock markets fell 2%. Over the 12-month period, the MSCI Emerging Markets Index was a standout performer, rising 22%. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 8% over the 12 months ending March 31, 2008. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell approximately 3.5% over the 12-month period as its higher coupon yields could not offset a fall in bond prices triggered by widening credit spreads.

Looking forward, a growing number of economists are concerned about a recession. As always, though, emotions can get ahead of reality. The U.S. economy grew in the fourth quarter of 2007 and may have grown in the first quarter of 2008. Higher mortgage defaults, a spreading of weakness to other consumer sectors or to employment, and the possibility of a worsening of the liquidity/credit crunch represent risks to the economy. Conversely, substantial fiscal and monetary stimulus programs have been put in place, economic growth in the rest of the world remains relatively positive, and a weak U.S.

Letter

dollar has significantly benefited U.S. companies competing in the global marketplace. While falling risk tolerances and deleveraging may continue to depress asset prices in the short term, equity and corporate bond valuations look reasonable unless the U.S. economy falls into a severe recession.

Sudden swings in the markets are always to be expected. The history of the stock market demonstrates that sharp market downturns are frequently followed by strong recoveries, but they are also difficult to time. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08
--------------------------------------------------------------------------------

Growing concerns that problems in credit markets might undermine the growth of the U.S. economy roiled equity markets in late 2007 and early 2008, offsetting many of the gains produced from stock investing earlier in 2007. In the following interview, Andrew Acheson and Timothy Mulrenan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12 months ended March 31, 2008. Mr. Acheson and Mr. Mulrenan are co-managers of the Fund.

Q:   How did the Fund perform during the 12 months ended March 31, 2008?

A: The Fund held up relatively well in an increasingly volatile market, producing positive returns. Pioneer Fundamental Growth Fund Class A shares generated a total return of 2.39%, at net asset value, during the 12 months, outperforming both its benchmark index and its Lipper peer group average. Over the same 12-month period, the Russell 1000 Growth Index, the Fund's benchmark, returned -0.75%, while the average return of the 798 funds in Lipper's Large Cap Growth category was -0.12%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the 12 months ended March 31, 2008?

A: Equity prices continued their upward momentum at the start of the Fund's fiscal year in 2007, as evidence of an expanding economy and improving corporate profits encouraged equity investors. That supportive environment began to change in the summer of 2007, however, as growing signs of weakness in the housing market and of problems in the subprime mortgage sector began to affect credit markets. Several major financial institutions, both domestic and foreign, began to experience large losses from mortgage investments. In reaction, institutions imposed tighter lending standards for all types of credit, and investors in both the

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     bond and the stock markets became increasingly risk-averse. While equities enjoyed a mild resurgence in the early fall of 2007, the comeback stalled when several major institutions announced that they were writing down the values of their investments in subprime mortgages. At the same time, concerns grew that business investment and consumer spending might slow. Reports on Gross Domestic Product (GDP) growth, manufacturing activity, retail sales trends and employment all pointed to a deceleration of economic growth. As a result, stock prices declined sharply in the final quarter of 2007 and the first quarter of 2008.

     The U.S. Federal Reserve Board (the Fed), the nation's central bank, reversed its cautious monetary policy and became increasingly aggressive in trying to re-stimulate economic growth by injecting more liquidity into the financial system. In several actions over the final several months of the period, the Fed announced a series of policy changes designed to make low-cost money available to more financial institutions, while also cutting the influential fed funds rate from 5.25% in mid-August of 2007 to 2.25% by mid-March of 2008. The Bush administration and Congress approved a stimulus plan that included rebates to U.S. taxpayers, while also considering other actions to reinvigorate the economy.

Q: What were your principal strategies during the 12-month period and how did they affect the Fund's performance?

A: The Fund's portfolio had been repositioned very early in its fiscal year to place a greater emphasis on large-cap growth companies that we believed had solid business fundamentals and strong managements. When possible, we sought out corporations that had the potential to benefit from global growth trends. As we did so, we cut back on investments in mid-cap stocks. We focused on companies that we believed could sustain their earnings even in a decelerating economy. We increased the Fund's positions in consumer staples and health care stocks, and reduced its exposure to financials stocks because of our concerns about credit quality. We also cut the Fund's investments in retailers because of the possibility of a slowdown in consumer spending.

     The Fund's focus on higher-quality companies helped performance during the period, as fundamentally sound large-cap corporations outperformed when the equity market became more volatile late

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08                            (continued)
--------------------------------------------------------------------------------

     in 2007. An overweight position in consumer staples supported results, as did strong stock selection in the consumer discretionary group. However, de-emphasizing energy stocks detracted from performance during a period when oil and natural gas prices rose significantly.

Q: What were some of the individual investments that helped support the Fund's performance during the period?

A: The top three individual contributors to performance during the 12 months ended March 31, 2008, were Juniper Networks, CVS/Caremark, and Berkshire Hathaway. Information technology company Juniper, a leader in producing equipment for information networks, successfully introduced a new product line and enjoyed strong revenue growth. After the stock appreciated significantly, we reduced the Fund's position, which also helped performance when the share price later retreated as the market became more volatile. CVS/Caremark continued to implement its growth strategy in its core CVS pharmacy chain business, while also successfully integrating the operations of its acquisition, Caremark, a major pharmacy benefits manager. We believe the combination of the two businesses should help improve the corporation's overall competitive position. Berkshire Hathaway, a highly diversified company with major operations in insurance and many unrelated businesses, is a corporation with a very conservative balance sheet. Its share price rose sharply during the period, as investors believed the company was extremely well positioned to profit through investing its significant cash holdings in potential opportunities created by the dramatic price corrections in the general stock market.

     While it was not one of the Fund's largest positions, its investment in retailer TJX, a consumer discretionary holding, also had very positive influence on results. This off-price retailing company benefited as consumers became more cost-conscious in a time of economic uncertainty. At the same time, TJX's bargaining position with other major retailers, from whom it buys much of its merchandise, improved as general retail sales softened. Another positive contributor was Applied Materials, a technology manufacturing company whose diversified products include semiconductors, flat-panel television displays, and solar photovoltaic cells. Its earnings accelerated as demand increased

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     for components of solar panels to be used in alternate energy projects.

Q: What were some of the Fund's more disappointing investments during the period?

A: Infineon Technologies, a German semiconductor producer, underperformed. While the corporation continued to be successful in producing semiconductor chips for communications, industrial and automotive applications, the company failed to sell its struggling memory chip business, which led to a decline in its stock valuation. We continue to hold Infineon and expect that the memory chip business eventually will be sold.

     Three health care holdings were among the more significant underperformers in a poor period for health care stocks in general. The share price of health care equipment company Thoratec was hammered in the general decline of the sector, as the corporation continued to wait for FDA approval of a new product. Thoratec specializes in heart pump technology, and it has developed a new, smaller pump that we believe has the potential to increase the market in care for late-stage cardiac patients. We remain optimistic about the prospects for this new product, and we have retained the Fund's investment in the corporation. We also have retained the Fund's investment in another poor-performing health care position, Bristol-Myers Squibb. The share price of this pharmaceutical company declined because of general problems in its industry and a slowing of merger-and-acquisition activity. We believe further consolidation will occur in the pharmaceutical industry, which potentially could favor Bristol-Myers Squibb. However, we have liquidated the Fund's position in another health care stock that underperformed, IMS Health. That corporation specializes in providing pharmaceutical companies with market information about prescription sales and trends. IMS Health's revenues slowed as pharmaceutical companies became more cost-conscious. We decided to sell IMS because we believe that the profit challenges facing the global pharmaceutical industry will continue, and the resulting focus on cost containment will inhibit future revenue-generating opportunities for the company.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08                            (continued)
--------------------------------------------------------------------------------

     Not owning Monsanto, a leader in the development of agricultural seed and herbicides, hurt relative performance for the Fund. We thought the company had a very high stock valuation and thus avoided making a purchase, but Monsanto's share price continued to rise as demand for seeds increased.

Q:   What is your investment outlook?

A: We believe the aggressive policies of the Fed have prepared the way for an economic recovery, despite the continued stresses in the financials sector and the housing industry. As a result, we anticipate that economic growth may begin to recover gradually during the second half of 2008. We think this environment should favor higher-quality, large-cap companies with solid balance sheets that give them the ability to reinvest in their own businesses. We believe that these companies should have the strength to improve their profits, even in a period of modest economic growth.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Common Stocks                                                      94.6%
Depositary Receipts for International Stocks                             2.7%
Temporary Cash Investment                                                2.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Information Technology                                                  25.3%
Health Care                                                             21.9%
Consumer Staples                                                        16.1%
Industrials                                                             11.0%
Consumer Discretionary                                                  10.4%
Financials                                                               6.9%
Materials                                                                5.0%
Energy                                                                   3.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    CVS Corp.                               4.29%
 2.    Cisco Systems, Inc.                     4.07
 3.    Microsoft Corp.                         4.02
 4.    Thermo Fisher Scientific, Inc.          3.93
 5.    Intel Corp.                             3.58
 6.    Medtronic, Inc.                         3.28
 7.    Berkshire Hathaway, Inc. (Class B)      3.09
 8.    United Technologies Corp.               2.85
 9.    Coca-Cola Co.                           2.79
10.    Applied Materials, Inc.                 2.77

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class     3/31/08     3/31/07
-------   ---------   --------
   A       $11.32      $11.26
   B       $11.09      $11.13
   C       $11.09      $11.13

Distributions Per Share
--------------------------------------------------------------------------------

                     4/1/07 - 3/31/08
                     ----------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
 -----     ------     -------------   -------------
   A        $ -          $0.0338         $0.1814
   B        $ -          $0.0338         $0.1814
   C        $ -          $0.0338         $0.1814

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                      CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2008)

                                         Net Asset    Public Offering
Period                                  Value (NAV)     Price (POP)
 Life-of-Class
 (8/22/02)                                 7.62%           6.49%
 5 Years                                  10.92            9.61
 1 Year                                    2.39           -3.52
---------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated August 1, 2007)

                                           Gross            Net
                                           5.34%           1.25%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer
                      Fundamental        Russell 1000
                      Growth Fund        Growth Index
 8/31/2002               $9,425              $10,000
                         $8,866               $9,501
 3/31/2004              $11,765              $12,559
                        $12,412              $12,705
 3/31/2006              $13,790              $14,374
                        $14,536              $15,389
 3/31/2008              $14,883              $15,274

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/2010 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000(R) Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2008)
                                            If          If
Period                                     Held      Redeemed
 Life-of-Class
 (12/15/05)                               3.40%        2.13%
 1 Year                                   1.51        -2.47
-------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated August 1, 2007)
                                          Gross         Net
                                          7.63%        2.15%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer
                      Fundamental        Russell 1000
                      Growth Fund        Growth Index
12/31/2005              $10,000             $10,000
 3/31/2006              $10,379             $10,309
 3/31/2007              $10,846             $11,037
 3/31/2008              $10,710             $10,954

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/2009 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000(R) Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

                Average Annual Total Returns
                   (As of March 31, 2008)
                                            If         If
Period                                     Held     Redeemed
 Life-of-Class
 (12/15/05)                                3.40%       3.40%
 1 Year                                    1.51        0.51
-------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated August 1, 2007)
                                           Gross        Net
                                           6.85%       2.15%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer
                      Fundamental        Russell 1000
                      Growth Fund        Growth Index
12/31/2005              $10,000             $10,000
 3/31/2006              $10,369             $10,309
 3/31/2007              $10,836             $11,037
 3/31/2008              $11,000             $10,954

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/2009 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000(R) Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2007 through March 31, 2008.

Share Class                           A              B              C
--------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
 On 10/1/07
 Ending Account Value             $  926.02      $  921.56      $  921.56
 On 3/31/08
 Expenses Paid During Period*     $    6.02      $   10.33      $   10.33

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 2.15% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% return per year before expenses, reflect ing the period from October 1, 2007 through March 31, 2008.

Share Class                           A              B              C
--------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
 On 10/1/07
 Ending Account Value             $1,018.75      $1,014.25      $1,014.25
 On 3/31/08
 Expenses Paid During Period*     $    6.31      $   10.83      $   10.83

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 2.15% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08
--------------------------------------------------------------------------------

Shares                                                   Value
           COMMON STOCKS - 97.6%
           Energy - 3.3%
           Integrated Oil & Gas - 2.2%
 1,450     Exxon Mobil Corp.                        $  122,641
                                                    ----------
           Oil & Gas Equipment & Services - 1.1%
 1,000     National-Oilwell Varco, Inc.*            $   58,380
                                                    ----------
           Total Energy                             $  181,021
                                                    ----------
           Materials - 4.9%
           Gold - 2.4%
 2,900     Newmont Mining Corp.                     $  131,370
                                                    ----------
           Industrial Gases - 2.5%
 1,600     Praxair, Inc.                            $  134,768
                                                    ----------
           Total Materials                          $  266,138
                                                    ----------
           Capital Goods - 9.1%
           Aerospace & Defense - 6.7%
 1,600     Honeywell International, Inc.            $   90,272
 1,600     Northrop Grumman Corp.*                     124,496
 2,215     United Technologies Corp.                   152,435
                                                    ----------
                                                    $  367,203
                                                    ----------
           Industrial Conglomerates - 2.4%
 1,665     3M Co.                                   $  131,785
                                                    ----------
           Total Capital Goods                      $  498,988
                                                    ----------
           Transportation - 1.6%
           Air Freight & Couriers - 1.6%
 1,200     United Parcel Service, Inc.              $   87,624
                                                    ----------
           Total Transportation                     $   87,624
                                                    ----------
           Consumer Services - 2.3%
           Casinos & Gaming - 2.3%
 3,150     International Game Technology, Inc.      $  126,662
                                                    ----------
           Total Consumer Services                  $  126,662
                                                    ----------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                  Value
           Media - 2.2%
           Movies & Entertainment - 2.2%
 2,500     News Corp., Inc.                        $   46,875
 1,845     Viacom, Inc. (Class B)*                     73,099
                                                   ----------
                                                   $  119,974
                                                   ----------
           Total Media                             $  119,974
                                                   ----------
           Retailing - 5.6%
           Apparel Retail - 5.6%
 1,305     Abercrombie & Fitch Co.                 $   95,448
 2,800     Ross Stores, Inc.                           83,888
 3,930     TJX Companies, Inc.                        129,965
                                                   ----------
                                                   $  309,301
                                                   ----------
           Total Retailing                         $  309,301
                                                   ----------
           Food & Drug Retailing - 4.2%
           Drug Retail - 4.2%
 5,670     CVS Caremark Corp.                      $  229,692
                                                   ----------
           Total Food & Drug Retailing             $  229,692
                                                   ----------
           Food, Beverage & Tobacco - 9.1%
           Packaged Foods & Meats - 1.5%
 1,350     William Wrigley Jr. Co.                 $   84,834
                                                   ----------
           Soft Drinks - 5.4%
 2,450     Coca-Cola Co.                           $  149,132
 2,050     PepsiCo, Inc.                              148,010
                                                   ----------
                                                   $  297,142
                                                   ----------
           Tobacco - 2.2%
 1,625     Loews Corp. Carolina Group              $  117,894
                                                   ----------
           Total Food, Beverage & Tobacco          $  499,870
                                                   ----------
           Household & Personal Products - 2.5%
           Household Products - 2.0%
 1,530     Procter & Gamble Co.*                   $  107,207
                                                   ----------
           Personal Products - 0.5%
   600     Estee Lauder Co.                        $   27,510
                                                   ----------
           Total Household & Personal Products     $  134,717
                                                   ----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                    (continued)
--------------------------------------------------------------------------------

Shares                                                     Value
           Health Care Equipment & Services - 7.6%
           Health Care Distributors - 0.6%
   600     Cardinal Health, Inc.                      $   31,506
                                                      ----------
           Health Care Equipment - 7.0%
   850     Edwards Lifesciences Group*                $   37,868
 3,625     Medtronic, Inc.                               175,341
 1,100     Stryker Corp.                                  71,555
 7,200     Thoratec Corp.*                               102,888
                                                      ----------
                                                      $  387,652
                                                      ----------
           Total Health Care Equipment & Services     $  419,158
                                                      ----------
           Pharmaceuticals & Biotechnology - 13.7%
           Biotechnology - 1.7%
 1,780     Gilead Sciences, Inc.*                     $   91,723
                                                      ----------
           Life Sciences Tools & Services - 3.8%
 3,700     Thermo Fisher Scientific, Inc.*            $  210,308
                                                      ----------
           Pharmaceuticals - 8.2%
 5,150     Bristol-Myers Squibb Co.                   $  109,694
 2,575     Eli Lilly & Co.                               132,844
 1,305     Johnson & Johnson                              84,655
 2,703     Teva Pharmaceutical Industries, Ltd.          124,852
                                                      ----------
                                                      $  452,045
                                                      ----------
           Total Pharmaceuticals & Biotechnology      $  754,076
                                                      ----------
           Diversified Financials - 3.1%
           Asset Management & Custody Banks - 0.4%
   200     Franklin Resources, Inc.                   $   19,398
                                                      ----------
           Consumer Finance - 0.8%
 1,050     American Express Co.                       $   45,906
                                                      ----------
           Specialized Finance - 1.9%
   800     IntercontinentalExchange, Inc.*            $  104,400
                                                      ----------
           Total Diversified Financials               $  169,704
                                                      ----------
           Insurance - 3.7%
           Property & Casualty Insurance - 3.7%
    37     Berkshire Hathaway, Inc. (Class B)*        $  165,497

18   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                          Value

           Property & Casualty Insurance - (continued)
 2,250     Progressive Corp.*                              $   36,158
                                                           ----------
                                                           $  201,655
                                                           ----------
           Total Insurance                                 $  201,655
                                                           ----------
           Software & Services - 4.9%
           Data Processing & Outsourced Services - 1.0%
 2,550     CA Western Union Co.                            $   54,239
                                                           ----------
           Systems Software - 3.9%
 7,590     Microsoft Corp.                                 $  215,404
                                                           ----------
           Total Software & Services                       $  269,643
                                                           ----------
           Technology Hardware & Equipment - 11.4%
           Communications Equipment - 8.5%
 9,050     Cisco Systems, Inc.*                            $  218,015
 5,475     Corning, Inc.*                                     131,619
 2,135     Juniper Networks, Inc.*                             53,375
 1,550     Qualcomm, Inc.                                      63,550
                                                           ----------
                                                           $  466,559
                                                           ----------
           Computer Hardware - 2.2%
 2,650     Hewlett-Packard Co.                             $  120,998
                                                           ----------
           Computer Storage & Peripherals - 0.7%
 1,950     NETAPP, Inc.*                                   $   39,098
                                                           ----------
           Total Technology Hardware & Equipment           $  626,655
                                                           ----------
           Semiconductors - 8.4%
           Semiconductor Equipment - 2.7%
 7,600     Applied Materials, Inc.                         $  148,276
                                                           ----------
           Semiconductors - 5.7%
 3,550     Infineon Technologies (A.D.R.)*                 $   24,921
 9,050     Intel Corp.                                        191,679
 3,325     Texas Instruments, Inc.                             93,998
                                                           ----------
                                                           $  310,598
                                                           ----------
           Total Semiconductors                            $  458,874
                                                           ----------
           TOTAL COMMON STOCKS
           (Cost $5,270,256)                               $5,353,752
                                                           ----------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
             TEMPORARY CASH INVESTMENT - 2.6%
             Repurchase Agreement - 2.6%
$145,000     Barclays Plc, 2.75%, dated 3/31/08, repurchase
             price of $145,000 plus accrued interest on
             4/1/08 collateralized by the following:
             $53,346 Federal National Mortgage Association,
             5.5 - 6.5%, 2/1/23 - 1/1/48
             $108,411 Federal National Mortgage Association
             (ARM), 4.44 - 7.029%, 1/1/34 - 9/1/37
             $17,963 Federal Home Loan Mortgage Corp.,
             4.182 - 4.728%, 12/1/34 - 6/1/35
             $10,843 Freddie Mac Giant, 4.0 - 6.0%,
             2/1/23 - 5/1/37                                     $  145,000
                                                                 ----------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $145,000)                                     $  145,000
                                                                 ----------
             TOTAL INVESTMENT IN SECURITIES - 100.2%
             (Cost $5,415,256)(a)                                $5,498,752
                                                                 ----------
             OTHER ASSETS AND LIABILITIES - (0.2)%               $  (12,413)
                                                                 ----------
             TOTAL NET ASSETS - 100.0%                           $5,486,339
                                                                 ==========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(a) At March 31, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $5,418,136 was as follows:

            Aggregate gross unrealized gain for all investments
            in which there is an excess of value over tax cost     $304,965
            Aggregate gross unrealized loss for all investments
            in which there is an excess of tax cost over value     (224,349)
                                                                   --------
            Net unrealized gain                                    $ 80,616
                                                                   ========

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2008 aggregated $3,963,971 and $1,170,860, respectively.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/08
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $5,415,256)     $5,498,752
  Cash                                                         11,456
  Receivables -
    Fund shares sold                                            6,891
    Dividends and interest                                      1,832
    Due from Pioneer Investment Management, Inc.                2,280
  Other                                                        13,694
                                                           ----------
     Total assets                                          $5,534,905
                                                           ----------
LIABILITIES:
  Due to affiliates                                        $    6,173
  Accrued expenses                                             42,393
                                                           ----------
     Total liabilities                                     $   48,566
                                                           ----------
NET ASSETS:
  Paid-in capital                                          $5,394,763
  Accumulated net realized gain on investments                  8,080
  Net unrealized gain on investments                           83,496
                                                           ----------
     Total net assets                                      $5,486,339
                                                           ==========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $4,052,547/357,942 shares)             $    11.32
                                                           ==========
  Class B (based on $1,057,075/95,326 shares)              $    11.09
                                                           ==========
  Class C (based on $376,717/33,956 shares)                $    11.09
                                                           ==========
MAXIMUM OFFERING PRICE:
  Class A ($11.32 [divided by] 94.25%)                     $    12.01
                                                           ==========

The accompanying notes are an integral part of these financial statements.   21

Pioneer Fundamental Growth Fund
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the Year Ended 3/31/08

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $157)       $47,754
  Interest                                                  8,282
  Income from securities loaned, net                          305
                                                          -------
     Total investment income                                           $   56,341
                                                                       ----------
EXPENSES:
  Management fees                                         $30,609
  Transfer agent fees and expenses
    Class A                                                 1,723
    Class B                                                 1,623
    Class C                                                   520
  Distribution fees
    Class A                                                 4,741
    Class B                                                 6,555
    Class C                                                 2,318
  Administrative fees                                         918
  Custodian fees                                           15,368
  Registration fees                                        46,332
  Professional fees                                        38,141
  Printing expense                                         13,218
  Fees and expenses of nonaffiliated trustees               7,090
  Miscellaneous                                             1,093
                                                          -------
     Total expenses                                                    $  170,249
     Less management fees waived and
       expenses reimbursed by Pioneer Investment
       Management, Inc.                                                  (110,966)
     Less fees paid indirectly                                               (280)
                                                                       ----------
     Net expenses                                                      $   59,003
                                                                       ----------
       Net investment loss                                             $   (2,662)
                                                                       ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                     $   97,524
                                                                       ----------
  Change in net unrealized gain on investments                         $ (131,807)
                                                                       ----------
  Net loss on investments                                              $  (34,283)
                                                                       ----------
  Net decrease in net assets resulting from operations                 $  (36,945)
                                                                       ==========

22   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 3/31/08 and 3/31/07, respectively

                                                          Year Ended       Year Ended
                                                            3/31/08          3/31/07
FROM OPERATIONS:
Net investment loss                                      $   (2,662)      $   (2,563)
Net realized gain on investments                             97,524           25,781
Change in net unrealized gain (loss) on investments        (131,807)          94,631
                                                         ----------       ----------
    Net increase (decrease) in net assets resulting
     from operations                                     $  (36,945)      $  117,849
                                                         ----------       ----------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
    Class A ($0.22 and $0.31 share, respectively)        $  (62,227)      $  (55,690)
    Class B ($0.22 and $0.31 share, respectively)           (13,917)          (6,603)
    Class C ($0.22 and $0.31 share, respectively)            (3,793)          (3,518)
                                                         ----------       ----------
     Total distributions to shareowners                  $  (79,937)      $  (65,811)
                                                         ----------       ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $3,362,328       $  746,591
Reinvestment of distributions                                39,751           10,640
Cost of shares repurchased                                 (531,538)        (118,630)
                                                         ----------       ----------
    Net increase in net assets resulting from
     Fund share transactions                             $2,870,541       $  638,601
                                                         ----------       ----------
    Net increase in net assets                           $2,753,659       $  690,639
NET ASSETS:
Beginning of year                                         2,732,680        2,042,041
                                                         ----------       ----------
End of year                                              $5,486,339       $2,732,680
                                                         ==========       ==========
Accumulated net investment loss, end of year             $        -       $        -
                                                         ==========       ==========

The accompanying notes are an integral part of these financial statements.   23

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                   '08 Shares     '08 Amount      '07 Shares     '07 Amount
CLASS A
Shares sold                          189,640      $2,242,465         40,505      $448,668
Reinvestment of distributions          2,338          27,262            565         6,260
Less shares repurchased              (28,920)       (336,094)        (3,609)      (40,157)
                                     -------      ----------         ------      ---------
    Net increase                     163,058      $1,933,633         37,461      $414,771
                                     =======      ==========         ======      =========
CLASS B
Shares sold                           73,683      $  854,241         20,536      $229,453
Reinvestment of distributions            926          10,608            340         3,732
Less shares repurchased              (12,190)       (140,802)        (7,231)      (78,473)
                                     -------      ----------         ------      ---------
    Net increase                      62,419      $  724,047         13,645      $154,712
                                     =======      ==========         ======      =========
CLASS C
Shares sold                           22,832      $  265,622          6,123      $ 68,470
Reinvestment of distributions            164           1,881             59           648
Less shares repurchased               (4,543)        (54,642)             -             -
                                     -------      ----------         ------      ---------
    Net increase                      18,453      $  212,861          6,182      $ 69,118
                                     =======      ==========         ======      =========

24   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year          Year         Year         Year        Year
                                                               Ended         Ended       Ended        Ended        Ended
                                                              3/31/08       3/31/07     3/31/06      3/31/05      3/31/04
CLASS A
Net asset value, beginning of period                           $11.26       $10.98       $11.28       $11.93       $ 8.99
                                                               ------       ------       ------       ------       ------
Increase from investment operations:
 Net investment income (loss)                                  $ 0.01       $ 0.01       $(0.01)      $ 0.06       $(0.03)
 Net realized and unrealized gain on investments                 0.27         0.58         1.22         0.56         2.97
                                                               ------       ------       ------       ------       ------
  Net increase in net assets from investment operations        $ 0.28       $ 0.59       $ 1.21       $ 0.62       $ 2.94
                                                               ------       ------       ------       ------       ------
Distributions to shareowners:
 Net investment income                                              -            -        (0.06)           -            -
 Net realized gain                                              (0.22)       (0.31)       (1.45)       (1.27)           -
                                                               ------       ------       ------       ------       ------
Net increase (decrease) in net asset value                     $ 0.06       $ 0.28       $(0.30)      $(0.65)      $ 2.94
                                                               ------       ------       ------       ------       ------
Net asset value, end of period                                 $11.32       $11.26       $10.98       $11.28       $11.93
                                                               ======       ======       ======       ======       ======
Total return*                                                    2.39%        5.41%       11.10%        5.50%       32.70%
Ratio of net expenses to average net assets+                     1.25%        1.25%        1.29%        1.30%        1.30%
Ratio of net investment income (loss) to average net assets+     0.13%        0.03%       (0.11)%       0.51%       (0.33)%
Portfolio turnover rate                                            30%          65%         102%         236%          41%
Net assets, end of period (in thousands)                       $4,053       $2,194       $1,729       $1,692       $1,790
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                    3.94%        5.34%        6.09%        6.00%        5.38%***
 Net investment loss                                            (2.56)%      (4.06)%      (4.91)%      (4.20)%      (4.41)%***
Ratios with waiver of management fees and assumption of
 expenses by PIM and reductions for fees paid indirectly:
 Net expenses                                                    1.25%        1.25%        1.29%        1.30%        1.30%
 Net investment income (loss)                                    0.13%        0.03%       (0.11)%       0.51%       (0.33)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
*** In the absence of the negative registration fees in the statement of operations, which relates to a change in estimate for registration fees in the period ended March 2003, the gross expenses ratio to average net assets would have been 5.31%. As a result of the expenses limitation arrangement (see footnote 2), there would be no effect on the per share operating performance, total return and the net expenses and net investment loss ratios to average net assets.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Year        Year      12/15/05 (a)
                                                  Ended       Ended           to
                                                 3/31/08     3/31/07        3/31/06
CLASS B
Net asset value, beginning of period             $11.13       $10.95       $ 10.76
                                                 ------       ------       -------
Increase from investment operations:
  Net investment loss                            $(0.05)      $(0.06)      $ (0.02)
  Net realized and unrealized gain on
   investments                                     0.23         0.55          0.21
                                                 ------       ------       -------
   Net increase in net assets from investment
     operations                                  $ 0.18       $ 0.49       $  0.19
                                                 ------       ------       -------
Distributions to shareowners:
  Net realized gain                               (0.22)       (0.31)            -
                                                 ------       ------       -------
Net increase (decrease) in net asset value       $(0.04)      $ 0.18       $  0.19
                                                 ------       ------       -------
Net asset value, end of period                   $11.09       $11.13       $ 10.95
                                                 ======       ======       =======
Total return*                                      1.51%        4.50%         1.77%(b)
Ratio of net expenses to average net assets+       2.17%        2.15%         2.15%**
Ratio of net investment loss to average
  net assets+                                     (0.78)%      (0.83)%       (0.71)%**
Portfolio turnover rate                              30%          65%          102%
Net assets, end of period (in thousands)         $1,057       $  366       $   211
Ratios with no waiver of management fees
  and assumption of expenses by PIM and no
  reductions for fees paid indirectly:
  Net expenses                                     5.01%        7.63%        11.90%**
  Net investment loss                             (3.62)%      (6.31)%      (10.46)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and
  reductions for fees paid indirectly:
  Net expenses                                     2.15%        2.15%         2.15%**
  Net investment loss                             (0.76)%      (0.83)%       (0.71)%**

(a)  Class B shares were first publicly offered on December 15, 2005.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

26    The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Year        Year       12/15/05(a)
                                                    Ended       Ended            to
                                                   3/31/08     3/31/07        3/31/06
CLASS C
Net asset value, beginning of period               $11.13       $10.95        $ 10.76
                                                   ------       ------        -------
Increase from investment operations:
  Net investment loss                              $(0.05)      $(0.07)       $ (0.02)
  Net realized and unrealized gain on
   investments                                       0.23         0.56           0.21
                                                   ------       ------        -------
   Net increase in net assets from investment
     operations                                    $ 0.18       $ 0.49        $  0.19
                                                   ------       ------        -------
Distributions to shareowners:
  Net realized gain                                 (0.22)       (0.31)             -
                                                   ------       ------        -------
Net increase (decrease) in net asset value         $(0.04)      $ 0.18        $  0.19
                                                   ------       ------        -------
Net asset value, end of period                     $11.09       $11.13        $ 10.95
                                                   ======       ======        =======
Total return*                                        1.51%        4.50%          1.77%(b)
Ratio of net expenses to average net assets+         2.17%        2.15%          2.15%**
Ratio of net investment loss to average
  net assets+                                       (0.79)%      (0.86)%        (0.80)%**
Portfolio turnover rate                                30%          65%           102%
Net assets, end of period (in thousands)           $  377       $  173        $   102
Ratios with no waiver of management fees
  and assumption of expenses by PIM and no
  reductions for fees paid indirectly:
  Net expenses                                       5.00%        6.85%         11.50%**
  Net investment loss                               (3.62)%      (5.56)%       (10.15)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and
  reductions for fees paid indirectly:
  Net expenses                                       2.15%        2.15%          2.15%**
  Net investment loss                               (0.77)%      (0.86)%        (0.80)%**

(a)  Class C shares were first publicly offered on December 15, 2005.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   27

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund), formerly Pioneer Large Cap Growth Fund, is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation proceeds, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's investment risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. As of March 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend date in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividends and interest are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08                              (continued)
--------------------------------------------------------------------------------

    net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    At March 31, 2008, the Fund has reclassified $2,662 to decrease accumulated net investment loss and $2,662 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

-----------------------------------------------------------------------------
                                                     2008         2007
-----------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                  $10,150      $19,249
  Long-term capital gain                            69,787       46,562
                                                   -------      -------
    Total                                          $79,937      $65,811
                                                   =======      =======
-----------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2008:

-----------------------------------------------------------------------------
                                                                  2008
-----------------------------------------------------------------------------
  Undistributed long-term gain                                  $10,960
  Unrealized appreciation                                        80,616
                                                                -------
    Total                                                       $91,576
                                                                =======
-----------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $1,104 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2008.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D.  Security Lending

    The Fund lends securities in the portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08                              (continued)
--------------------------------------------------------------------------------

    of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution expense rates.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through August 1, 2010 for Class A shares and through August 1, 2009 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10 in management fees, administrative costs and certain other services payable to PIM at March 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,964 in transfer agent fees payable to PIMSS at March 31, 2008.

4. Distribution Plan

The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Currently under the Class A Plan, PFD is reimbursed for distribution expenses in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $199 in distribution fees payable to PFD at March 31, 2008.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2008, CDSCs in the amount of $1,232 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2008, the Fund's expenses were reduced by $280 under such arrangements.

6. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08                              (continued)
--------------------------------------------------------------------------------

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareowners of Pioneer Fundamental Growth Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Fundamental Growth Fund (the "Fund"), including the schedule of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 20, 2008

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund.

In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Fund under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that PIM is subsidizing the Fund because it has not reached adequate scale. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Fund.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 34 of the 77 Pioneer Funds, Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, and Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Position Held           Length of Service and
Name and Age                With the Fund           Term of Office
John F. Cogan, Jr. (81)*    Chairman of the         Trustee since 2002.
                            Board, Trustee          Serves until a successor
                            and President           trustee is elected
                                                    or earlier retirement
                                                    or removal.
-----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and Executive   Trustee since March
                            Vice President          2007. Serves until a
                                                    successor trustee is
                                                    elected or earlier
                                                    retirement or removal.
-----------------------------------------------------------------------------------------------------------------

                                                                                         Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                  by this Trustee
John F. Cogan, Jr. (81)*    Deputy Chairman and a Director of Pioneer Global Asset       None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund
                            (Russia) (until June 2006); Director of Nano-C, Inc. (since
                            2003); Director of Cole Management Inc. (since 2004);
                            Director of Fiduciary Counseling, Inc.; President and
                            Director of Pioneer Funds Distributor, Inc. ("PFD") (until
                            May 2006); President of all of the Pioneer Funds; and Of
                            Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Director, CEO and President of Pioneer Investment            None
                            Management USA Inc. (since February 2007); Director and
                            President of Pioneer Investment Management, Inc. and
                            Pioneer Institutional Asset Management, Inc. (since
                            February 2007); Executive Vice President of all of the
                            Pioneer Funds (since March 2007); Director of Pioneer
                            Global Asset Management S.p.A. (since April 2007);
                            Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
-----------------------------------------------------------------------------------------------------------------

*Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            Position Held   Length of Service and
Name and Age                With the Fund   Term of Office
David R. Bock (64)          Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected
                                            or earlier retirement
                                            or removal.
---------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)           Trustee         Trustee since 2002.
                                            Serves until a successor
                                            trustee is elected
                                            or earlier retirement
                                            or removal.
---------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Trustee         Trustee since 2002.
                                            Serves until a successor
                                            trustee is elected
                                            or earlier retirement
                                            or removal.
---------------------------------------------------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                     by this Trustee
David R. Bock (64)          Executive Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
                            Inc. (publicly traded health care services company)             Social Investment
                            (2004 - 2007); Partner, Federal City Capital Advisors           Company (privately-held
                            (boutique merchant bank) (1997 to 2004 and 2008 -               affordable housing
                            present); and Executive Vice President and Chief Financial      finance company); and
                            Officer, Pedestal Inc. (internet-based mortgage trading         Director of New York
                            company) (2000 - 2002)                                          Mortgage Trust (publicly
                                                                                            traded mortgage REIT)
---------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)           President, Bush International, LLC (international financial     Director of Brady Corporation
                            advisory firm)                                                  (industrial identification
                                                                                            and specialty coated
                                                                                            material products
                                                                                            manufacturer); Director of
                                                                                            Briggs & Stratton Co.
                                                                                            (engine manufacturer);
                                                                                            Director of UAL Corporation
                                                                                            (airline holding
                                                                                            company); Director of
                                                                                            Mantech International
                                                                                            Corporation (national
                                                                                            security, defense, and
                                                                                            intelligence technology
                                                                                            firm); and Member, Board
                                                                                            of Governors, Investment
                                                                                            Company Institute
---------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Founding Director, Vice-President and Corporate Secretary,      None
                            The Winthrop Group, Inc. (consulting firm); and Desautels
                            Faculty of Management, McGill University
---------------------------------------------------------------------------------------------------------------------------

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Position Held   Length of Service and
Name and Age               With the Fund   Term of Office
Thomas J. Perna (57)       Trustee         Trustee since 2006.
                                           Serves until a successor
                                           trustee is elected
                                           or earlier retirement
                                           or removal.
---------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee         Trustee since 2002.
                                           Serves until a successor
                                           trustee is elected
                                           or earlier retirement
                                           or removal.
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)       Trustee         Trustee since 2002.
                                           Serves until a successor
                                           trustee is elected
                                           or earlier retirement
                                           or removal.
---------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         Trustee         Trustee since 2002.
                                           Serves until a successor
                                           trustee is elected
                                           or earlier retirement
                                           or removal.
---------------------------------------------------------------------------------------------------------------------------

                                                                                      Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                by this Trustee
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive    Director of Quadriserv
                           Vice President, The Bank of New York (financial and        Inc. (technology products
                           securities services) (1986 - 2004)                         for securities lending
                                                                                      industry)
---------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret &    Director of New America
                           Company, Inc. (investment banking firm)                    High Income Fund, Inc.
                                                                                      (closed-end investment
                                                                                      company)
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)       Senior Counsel, Sullivan & Cromwell LLP (law firm)         Director, The Swiss
                                                                                      Helvetia Fund, Inc.
                                                                                      (closed-end investment
                                                                                      company)
---------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment   None
                           firm)
---------------------------------------------------------------------------------------------------------------------------

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Position Held         Length of Service and
Name and Age                 With the Fund         Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2002. Serves
                                                   at the discretion
                                                   of the Board
---------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
---------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board
---------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Treasurer   Since 2002. Serves at
                                                   the discretion
                                                   of the Board
---------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant Treasurer   Since 2002. Serves
                                                   at the discretion
                                                   of the Board
---------------------------------------------------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                  by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of       None
                             Pioneer; Secretary/Clerk of most of PIM-USA's subsidiaries;
                             and Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003)
---------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008      None
                             and Assistant Secretary of all of the Pioneer Funds since
                             September 2003; Vice President and Senior Counsel of
                             Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds since March 2008; Deputy Treasurer of
                             Pioneer from March 2004 to February 2008; Assistant
                             Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President,
                             CDC IXIS Asset Management Services from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration   None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administration    None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------

Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Position Held         Length of Service and
Name and Age                  With the Fund         Term of Office
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2003. Serves at
                                                    the discretion of the
                                                    Board
---------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discretion
                                                    of the Board
---------------------------------------------------------------------------------------------------------------------------

                                                                                        Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years               by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting,            None
                              Administration and Controllership Services since June
                              2003 and Assistant Treasurer of all of the Pioneer Funds
                              since September 2003; Assistant Vice President - Mutual
                              Fund Operations of State Street Corporation from June
                              2002 to June 2003 (formerly Deutsche Bank Asset
                              Management)
---------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance Officer of Pioneer since December 2006   None
                              and of all the Pioneer Funds since January 2007; Vice
                              President and Compliance Officer, MFS Investment
                              Management (August 2005 to December 2006); Consultant,
                              Fidelity Investments (February 2005 to July 2005);
                              Independent Consultant (July 1997 to February 2005)
---------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                 www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $26,400 in 2008 and $25,440 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2008 or 2007.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2008 and $7,820 in 2007.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
Fees for FAS 157 services totaled approximately $1,200 in 2008. There were no other services provided to the Fund during the fiscal year ended March 31, 2007.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended March 31, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $9,490 in 2008 and $7,820 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Fundamental Growth Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2008


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date May 30, 2008

* Print the name and title of each signing officer under his or her signature.